AMENDMENT NO. 4 TO LOAN, GUARANTY AND SECURITY AGREEMENT
This Amendment No. 4 to Loan, Guaranty and Security Agreement (this “Amendment”) is entered into as of this 25 day of June, 2020, by and among Cinedigm Corp. (“Borrower”), the other Loan Parties set forth on the signature pages hereto (together with Borrower, collectively “Loan Parties”) and East West Bank (“Lender”).
RECITALS
WHEREAS, Loan Parties and Lender are parties to that certain Loan, Guaranty and Security Agreement dated as of March 30, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lender provides Borrower with certain financial accommodations.

WHEREAS, the Borrower has requested and Lender has agreed to waive certain provisions of the Loan Agreement and amend the Loan Agreement as provided herein, in each case, subject to the terms and conditions of this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the continued performance by each of the parties hereto of their respective promises and obligations under the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
2.Waiver. Effective upon the Fourth Amendment Effective Date (as defined in Section 4 below), Lender hereby waives any and all Events of Default (a) under Section 9.1(a) and Section 11.2(b) of the Loan Agreement arising from a failure to deliver company prepared consolidated and consolidating financial statements of Borrower and its consolidated Subsidiaries for the fiscal year ending on 3/31/20 and on 4/30/2020 and (b) under Section 9.1(b) (i) and Section 11.2(b) of the Loan Agreement for months ending 7/31/19, 8/31/19, 9/30/19, 10/31/19, 11/30/19, 12/31/19, 1/31/20, 2/29/20, and 3/31/20 arising from a failure to deliver full borrowing base packages including screen shots as required, (ii) failure to timely deliver backup documentation of 5/31/20, and (iii) failure to deliver Borrowing Base Certificates on 4/17/20 and 5/17/20. Borrower and the other Loan Parties hereby acknowledge and agree that the foregoing waiver is limited specifically to the matters expressly set forth herein and does not constitute, directly or indirectly or by implication, a waiver of any other provision of the Loan Agreement or any other document executed in connection therewith or of any other default or Event Of Default which may have occurred under such documents. Except as expressly set forth herein, this waiver shall in no way be construed to waive or be an estoppel to any past, current or future violations of the Agreement.
1.Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:
Section 4.4 will be amended and restated in its entirety as follows:

“4.4 Collection Account. Borrower shall maintain deposit account number [    ] with the Bank (the “Collection Account”). Promptly after the Closing Date, the Borrower shall cause each Loan Party to (a) instruct all payments with respect to Accounts due to such Loan Party to made directly to the Collection Account and (b) use commercially reasonable efforts to cause all such payments to be made by the relevant Account debtors directly to the Collection Account (and if any such payments are received other than through a direct payment to the Collection Account, Cinedigm shall cause such payment to be transferred to the Collection Account within two Business Days of receipt). Unless an Event of Default has occurred and is continuing, at 5:00 PM Pacific time each Business Day, if any Obligations remain outstanding, the Bank shall apply all amounts then on deposit in the Collection Account to the payment of such Obligations as Borrower specifies. Upon the occurrence and during the continuance of an Event of Default, all amounts in the Collection Account shall, in Bank’s sole discretion, be applied to the payment of any Obligations, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion and no amounts shall be swept to other accounts unless the Bank agrees in writing to such a sweep in its sole discretion. Except to the extent (but only to the extent) caused by the Bank’s gross negligence or willful misconduct, Bank shall not be liable for any loss or damage which Borrower may suffer as a result of Bank’s processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Borrower shall indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney’s fees and including claims, damages, fines, expenses, liabilities or causes of action of whatever kind resulting from Bank’s own negligence except to the extent (but only to the extent) caused by Bank’s gross negligence or willful misconduct.”
Section 9.1(b) will be amended and restated in its entirety as follows:
“(b)     Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, not later than (i) the twentieth (20th) day of each calendar month, which Borrowing Base Certificate shall set forth information as of the end of the immediately preceding month and (ii) the last day of each calendar month, which Borrowing Base Certificate shall set forth information as of the end of the immediately preceding month except that information with respect to each Eligible Digital Transactional Receivable having a balance in excess of $100,000 for which Borrower has updated information shall be updated as of the close of business on the Friday immediately preceding the date of such Borrowing Base Certificate, in each case together with aged listings by invoice date of accounts receivable and accounts payable and any evidence or indication (including screenshots) of payments to be made during the immediately succeeding calendar month. For the avoidance of doubt, the parties recognize that the Loan Parties do not generally receive updated information regarding Eligible Digital Transactional Receivables from Pluto, Inc. or Roku, Inc. other than at the end of each calendar month.”
Exhibit A to the Loan Agreement shall be amended to amend and restate the following definition in its entirety:
“Revolving Maturity Date” means June 30, 2021.
Exhibit G shall be amended and restated in its entirety in the form attached hereto as Exhibit G.
2.Conditions Precedent to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions (such date the “Fourth Amendment Effective Date”):
(a)     Lender’s receipt of this Amendment duly executed on behalf of each Loan Party;
(b)    Lender’s receipt of any and all outstanding fees and expenses of Lender (to include without limitation, all fees and expenses of counsel to Lender) due to Lender from the Borrower pursuant to Section 2.6 of the Loan Agreement;
(c)    Lender’s receipt of such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate; and
(d)    the absence of any defaults or Events of Default, except with respect to those herein waived to the extent expressly waived herein.
3.Representations, Warranties and Covenants. Each Loan Party hereby represents, warrants and agrees as follows:
(a)    This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.
(b)    Upon the effectiveness of this Amendment, such Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement, as amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of Fourth Amendment Effective Date (except to the extent any such representation or warranty expressly relates only to an earlier and/or specified date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier and/or specified date).
(c)    No Event of Default or event or condition that would, with any notice and/or lapse of time, constitute an Event of has occurred and is continuing or would exist after giving effect to this Amendment.
(d)    As of the date hereof, no Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement or any other Loan Document.
4.Effect on the Loan Agreement.
(a)    Upon the effectiveness hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.
(b)    Except as specifically provided herein, the Loan Agreement and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Documents.
5.Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of California.
6.Release. Borrower and each other Loan Party intends and agrees that this Amendment will be effective as a full, final and general release of and from all matters related to the Loan Agreement and/or any related documents as against Lender, and/or Lender’s predecessors-in-interest, predecessors, successors, representatives, parents, subsidiaries, affiliates, divisions, officers, directors, shareholders, agents, accountants, servants, employees and attorneys, (collectively, the “Lender Parties”), and any and all claims or defenses any such Loan Party may have with respect to the obligations under the Loan Agreement and/or any related documents and/or the negotiation, execution, and performance of, and any act or omission by the Lender Parties related thereto. Each Loan Party acknowledges and agrees that the Lender Parties have not made any oral representations contrary, or supplemental, to any written terms of this Amendment. Each Loan Party, therefore, fully and forever releases, discharges, indemnifies and holds harmless the Lender Parties from any and all claims, demands, actions or causes of action that such Loan Party may, or might, have against the Lender Parties, whether known or unknown, foreseen or unforeseen, by reason of any damages or injuries whatever sustained by any Loan Party, and occasioned directly, or indirectly, by any act or omission of the Lender Parties arising out of or in connection with the Loan Agreement and/or any related documents from the beginning of time until the execution of this Amendment. In furtherance thereof, each Loan Party acknowledges that such Loan Party is familiar with, and that Loan Parties’ attorney(s) of record, if any, has advised Loan Parties of, California Civil Code §1542, which provides as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of execution of the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Each Loan Party expressly waives and releases any right or benefit which such Loan Party has or may in the future have under California Civil Code §1542 to the fullest extent that such rights or benefits may be lawfully waived and released.
_CM_______ Loan Party initials
Further, each Loan Party acknowledges that such Loan Party may hereafter discover facts different from or in addition to those facts now known or believed by such Loan Party to be true with respect to any or all of the matters covered by this Amendment, and each Loan Party agrees that this Amendment will nevertheless be binding and remain in full and complete force and effect.
7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.Counterparts; Electronic Transmission. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

[Signature Pages Follow]
IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
LOAN PARTIES:

CINEDIGM CORP.

By__/s/ Christopher McGurk________
Name: Christopher J. McGurk
Title: Chairman & CEO

ADM CINEMA CORPORATION

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

VISTACHIARA PRODUCTIONS, INC.

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

VISTACHIARA ENTERTAINMENT, INC.

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

CINEDIGM ENTERTAINMENT CORP.

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

CINEDIGM ENTERTAINMENT HOLDINGS, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

CINEDIGM HOME ENTERTAINMENT, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

DOCURAMA, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

DOVE FAMILY CHANNEL, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

CINEDIGM OTT HOLDINGS, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

CINEDIGM PRODUCTIONS, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

COMIC BLITZ II LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

VIEWSTER, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

MATCHPOINT DIGITAL, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel
CON TV, LLC

By__/s/ Gary Loffredo_____________
Name: Gary Loffredo
Title: General Counsel

LENDER:
EAST WEST BANK

By:	Robert Mostert Name: Robert Mostert Title: Vice President

Exhibit G
[Attached]

18004880.3
209604-10104

4835-0406-9057v.1